SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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CTO REALTY GROWTH, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CTO REALTY GROWTH, INC.
2022 Annual Meeting
Vote by June 21, 2022
11:59 PM ET
CTO REALTY GROWTH INC
1140 N WILLIAMSON BLVD, SUITE 140
DAYTONA BEACH,
You invested in CTO REALTY GROWTH, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 22, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 08, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Vote Virtually at the Meeting*
June 22, 2022
2:00 PM EDT
Virtually at:
www.virtualshareholdermeeting.com/CT02022
*Please check the meeting materials for any special requirements for meeting attendance.
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REALTY GROWTH

Vote atwww.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Recommends
Voting Items
1.
Election of the six director nominees listed in the proxy statement for one-year terms expiring at the 2023 Annual
Meeting of Stockholders.
Nominees:
For
01) John P. Albright
03) Christopher J. Drew
05) R. Blakeslee Gable
06) Christopher W. Hagal
02) George R. Brokaw
04) Laura M. Franklin
2.
Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year
2022.
For
3.
For
To approve, by non-binding vote, executive compensation.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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